UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 30, 2022
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Addresses of Principal Executive Offices)
(515) 330-3340
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry Into a Material Definitive Agreement
Separation-Related Agreements
On November 30, 2022, F&G Annuities & Life, Inc. (“F&G”) entered into several agreements with Fidelity National Financial, Inc. (“FNF”) in connection with the separation of F&G from FNF (the “Separation”) and the distribution of approximately 15% of the shares of F&G’s outstanding common stock to holders of FNF common stock as of November 22, 2022 record date (the “Distribution”). The agreements between F&G and FNF govern the relationship of the parties following the Separation and the Distribution, and include the following:
•Separation and Distribution Agreement
•Tax Sharing Agreement
•Corporate Services Agreement
•Reverse Corporate Services Agreement
A summary of certain features of the Separation and Distribution Agreement, the Tax Sharing Agreement, the Corporate Services Agreement and the Reverse Corporate Services Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions” in F&G’s Information Statement, which is included as Exhibit 99.2 to F&G’s Form 8-K filed with the Securities and Exchange Commission on November 18, 2022 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.
The foregoing summary of the separation-related agreements is qualified in its entirety by reference to the Separation and Distribution Agreement, the Tax Sharing Agreement, the Corporate Services Agreement and the Reverse Corporate Services Agreement, which are included with this report as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and each of which is incorporated here by reference.
Item 3.03 Material Modifications to Rights of Security Holders
The information included under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the completion of the Separation and the Distribution, the size of the Board of Directors (the “Board”) of F&G was expanded from three directors to six directors, and William P. Foley, II, Douglas K. Ammerman and John D. Rood were appointed to the Board.
Christopher Blunt, Raymond Quirk and Michael Nolan previously served as directors of F&G prior to the Distribution and will continue to serve as a directors of F&G after the Distribution.
Biographical information for each member of the Board can be found in F&G’s Information Statement under the section entitled “Management,” which is incorporated herein by reference.
Effective as of the completion of the Separation and the Distribution, the Board is comprised of three classes, as follows:
•Class I: Messrs. Nolan and Rood are class I directors, whose terms expire at the first annual meeting of F&G’s stockholders following the Distribution;
•Class II: Messrs. Quirk and Ammerman are class II directors, whose terms expire at the second annual meeting of F&G’s stockholders following the Distribution; and
•Class III: Messrs. Foley and Blunt are class III directors, whose terms expire at the third annual meeting of F&G’s stockholders following the Distribution.

In connection with the completion of the Separation and the Distribution:
•Messrs. Ammerman and Rood were appointed as members of the Audit Committee of the Board. Mr. Ammerman was appointed the Chair of the Audit Committee of the Board;
•Messrs. Ammerman and Rood were appointed as members of the Corporate Governance and Nominating Committee of the Board. Mr. Rood was appointed the Chair of the Nominating and Governance Committee; and
•Messrs. Ammerman and Rood were appointed as members of the Compensation Committee of the Board. Mr. Ammerman was appointed the Chair of the Compensation Committee.
F&G expects to use a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on its board of directors. In setting director compensation, F&G expects to be guided by similar principles as FNF, whose plans and programs more fully described in the Information Statement under the heading “Non-Employee Director Compensation,” which is incorporated herein by reference.
There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors.
There are no other transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.
Compensation Plans
In connection with the completion of the Separation and the Distribution, F&G adopted the following compensation plans:
•2022 Omnibus Incentive Plan
•Employee Stock Purchase Plan
•Deferred Compensation Plan
Summaries of certain material features of these plans can be found in the section titled “Compensation Discussion and Analysis” in the Information Statement, which summaries are incorporated herein by reference. The foregoing descriptions of the plans set forth under this Item 5.02 are not complete, and are subject to, and qualified in their entirety by reference to, the full text of the plans, which are attached hereto as Exhibits 10.4, 10.5 and 10.6 and are incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective as of immediately prior to the Distribution, the certificate of incorporation of F&G was amended and restated (the “Amended and Restated Certificate of Incorporation”) and the bylaws of F&G were amended and restated (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock” in the Information Statement, and such section is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.
Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
In connection with the completion of the Separation and the Distribution, the Board adopted a code of business conduct and ethics (the “Code of Business Conduct and Ethics”) effective as of the completion of the Separation and the Distribution. A copy of F&G’s Code of Business Conduct and Ethics is available under the Investors—Corporate Governance section of F&G’s website at www.fglife.com.
Item 8.01 Other Events
In connection with the completion of the Separation and the Distribution, the Board adopted Corporate Governance Guidelines effective as of the completion of the Separation and the Distribution. A copy of F&G’s Corporate

Governance Guidelines is available under the Investors—Corporate Governance section of F&G’s website at www.fglife.com.
On December 1, 2022, FNF announced the completion of the Separation and the Distribution. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of November 30, 2022, between Fidelity National Financial, Inc. and F&G Annuities & Life, Inc.
3.1	Amended and Restated Certificate of Incorporation of F&G Annuities & Life, Inc.
3.2	Amended and Restated Bylaws of F&G Annuities & Life, Inc.
10.1	Tax Sharing Agreement, dated as of November 30, 2022, between Fidelity National Financial, Inc. and F&G Annuities & Life, Inc.
10.2	Corporate Services Agreement, dated as of November 30, 2022, between Fidelity National Financial, Inc. and F&G Annuities & Life, Inc.
10.3	Reverse Corporate Services Agreement, dated as of November 30, 2022, between Fidelity National Financial, Inc. and F&G Annuities & Life, Inc.
10.4	F&G Annuities & Life, Inc. 2022 Omnibus Incentive Plan
10.5	F&G Annuities & Life, Inc. Employee Stock Purchase Plan
10.6	F&G Annuities & Life, Inc. Deferred Compensation Plan
99.1	Press release, dated December 1, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: December 1, 2022	By:	/s/ Jodi Ahlman
Name: Jodi Ahlman
Title: General Counsel & Secretary